Exhibit 99.2

4th Quarter and Full-Year 2012 Financial Results Presentation

February 25, 2013

Disclaimer

Forward-Looking Statements

This presentation may contain “forward-looking statements“within the meaning of the Private Securities Litigation Reform Act of 1995 that involve significant risks, assumptions, and uncertainties, including statements relating to the market opportunity and future business prospects of Stifel Financial Corp., as well as Stifel, Nicolaus & Company, Incorporated and its subsidiaries (collectively, “SF” or the “Company”). These statements can be identified by the use of the words “may,”“will,”“should,”“could,”“would,”“plan,”“potential,”“estimate,”“project,”“believe,” “intend,”“anticipate,”“expect,” and similar expressions. In particular, these statements may refer to our goals, intentions, and expectations, our business plans and growth strategies, our ability to integrate and manage our acquired businesses, estimates of our risks and future costs and benefits, and forecasted demographic and economic trends relating to our industry.

You should not place undue reliance on any forward-looking statements, which speak only as of the date they were made. We will not update these forward-looking statements, even though our situation may change in the future, unless we are obligated to do so under federal securities laws.

Actual results may differ materially and reported results should not be considered as an indication of future performance. Factors that could cause actual results to differ are included in the Company’s annual and quarterly reports and from time to time in other reports filed by the Company with the Securities and Exchange Commission and include, among other things, changes ingeneral economicand business conditions, actions of competitors, regulatory and legal actions, changes in legislation, and technology changes.

Use of Non-GAAP Financial Measures

The company utilized non-GAAP calculations of presented net revenues, compensation and benefits, non-compensation operating expenses, income before income taxes, provision for income taxes, net income, compensation and non-compensation operating expense ratios, pre-tax margin and diluted earnings per share as an additional measure to aid in understanding and analyzing the company’s financial results for the year ended December 31, 2012. Specifically, the company believes that the non-GAAP measures provide useful information by excluding certain items that may not be indicative of the company’s core operating results and business outlook. The company believes that these non-GAAP measures will allow for a better evaluation of the operating performance of the business and facilitate a meaningful comparison of the company’sresults in the current period to those in prior periods and future periods. Reference to these non-GAAP measures should not be considered as a substitute for results that are presented in a manner consistent with GAAP. These non-GAAP measures are provided to enhance investors’ overall understanding of the company’s financial performance.

1

Chairman’s Comments

“2012 represented Stifel’s 17th consecutive year of record net revenues. This is a significant accomplishment, particularly given past market cycles. We remain focused on our goal of delivering superior client services, which has benefitted all Stifel constituents: clients, shareholders, and associates. Our fourth quarter results finished the year with record revenues. Both segments, Global Wealth Management and Institutional Group, reflected strong underlying performance, even in light of the political and economic uncertainty in the quarter. We continue to selectively add talented professionalstoexpand our product offerings and gainmarket share. Atthe end of last year, we acquired Miller Buckfire, a preeminent franchise in restructuring advisory, and and most recently our merger with KBW, a leading financial services investment bank. As we have done in the past, we will continue to position Stifel to take advantage of opportunities.”

2

Financial Results

Stifel Financial Corp. Results

Three months ended December 31, 2012

Three Months Ended

12/31/12 (1) 12/31/11 % Change 9/30/12 % Change

($ in thousands, except per share amounts)

Net revenues $ 417,830 $ 356,878 17.1% $ 420,080 (0.5%)

Compensation and benefits 262,213 228,743 14.6% 267,652 (2.0%) Non-comp operating expenses 94,550 83,109 13.8% 90,751 4.2%

Total non-interest expenses 356,763 311,852 14.4% 358,403 (0.5%) Income before income taxes 61,067 45,026 35.6% 61,677 (1.0%)

Provision for income taxes 21,113 18,010 17.2% 23,967 (11.9%)

Net income $ 39,954 $ 27,016 47.9% $ 37,710 6.0%

Earnings per share:

Diluted $ 0.63 $ 0.43 46.5% $ 0.60 5.0%

Weighted average number of shares outstanding:

Diluted 63,301 62,695 1.0% 63,054 0.4%

Ratios to net revenues :

Compensation and benefits 62.8% 64.1% 63.7% Non-comp operating expenses 22.6% 23.3% 21.6% Income before income taxes 14.6% 12.6% 14.7%

(1) Results for the three months ended December 31, 2012 included realized and unrealized gains on the Company’s investment in

Knight Capital Group, Inc. of $13.4 million.

The after-tax impact was $0.05 per diluted share.

Stifel Financial Corp. Results

Year ended December 31, 2012

Year Ended

12/31/12 (1) 12/31/11 % Change

($ in thousands, except per share amounts)

Net revenues $ 1,612,650 $ 1,416,562 13.8%

Compensation and benefits 1,023,943 900,421 13.7% Non-comp operating expenses 362,835 377,533 (3.9%)

Total non-interest expenses 1,386,778 1,277,954 85% . Income before income taxes 225,872 138,608 63.0%

Provision for income taxes 87,299 54,474 60.3%

Net income $ 138,573 $ 84,134 64.7%

Earnings per share:

Diluted $ 2.20 $ 1.33 (2) 65.4%

Weighted average number of shares outstanding:

Diluted 62,937 63,058 (0.2%)

Ratios to net revenues :

Compensation and benefits 63.5% 63.6% Non-comp operating expenses 22.5% 26.6% Income before income taxes 14.0% 9.8%

(1) Results for the year ended December 31, 2012 included realized and unrealized gains on the Company’s investment in Knight Capital

Group, Inc. of $39.0 million. The after-tax impact was $0.14 per  diluted share.

(2) Results for the year ended December 31, 2011 include previously disclosed litigation-related charges and merger-related expenses of $0.47 per diluted share.

5

2012 Legacy Business vs. Investments

2012 Investments include hiring 152 financial advisors and 77 fixed income sales and trading professionals YTD1.

($ in thousands, except per share amounts) 12M2012

Legacy 2 Investments Total

Net revenues 1,567,133 45,517 1,612,650

Compensation and benefits 981,111 42,832 1,023,943

Non-compensation operating expenses 341,701 21,134 362,835

Total non-interest expenses 1,322,812 63,966 1,386,778

Income before income taxes 244,321 (18,449) 225,872

Provision for income taxes 3 94,429 (7,130) 87,299

Net income 149,892 (11,319) 138,573

Earnings per share $ 2.38 $ (0.18) $ 2.20

Ratios to net revenues:

Compensation and benefits 62.6 63.5

Non-compensation operating expenses 21.8 22.5

Income before income taxes 15.6 14.0

¹As of December 31, 2012.

2Legacy revenues and expense s exclude new business and investments.

3Legacy provision for income taxes is calculated using the tax rate for the nine month period 2012  of 40.2%.

6

Source of Revenues

($ in thousands)	Quarter Ended 12/31/12	12/31/11	% Change	9/30/12	% Change	Year Ended 12/31/12	12/31/11	% Change
Commissions	$ 134,280	$ 123,737	8.5%	$ 127,966	4.9%	$ 512,976	$ 561,081	(8.6%)
Principal transactions	97,708	93,963	4.0%	102,979	(5.1%)	408,484	343,213	19.0%
Capital raising	49,203	27,347	79.9%	45,733	7.6%	190,502	124,648	52.8%
Advisory	26,643	28,728	(7.3%)	27,205	(2.1%)	96,083	74,936	28.2%
Investment banking	75,846	56,075	35.3%	72,938	4.0%	286,585	199,584	43.6%
Asset mgt and service fees	68,971	55,920	23.3%	62,881	9.7%	257,981	228,834	12.7%
Other [(1)]	19,597	8,379	133.9%	31,922	(38.6%)	70,231	19,731	255.9%
Total operating revenues	396,402	338,074	17.3%	398,686	(0.6%)	1,536,257	1,352,443	13.6%
Interest revenue	30,032	25,220	19.1%	27,306	10.0%	109,776	89,466	22.7%
Total revenues	426,434	363,294	17.4%	425,992	0.1%	1,646,033	1,441,909	14.2%
Interest expense	8,604	6,416	34.1%	5,912	45.5%	33,383	25,347	31.7%
Net revenues	$ 417,830	$ 356,878	17.1%	$ 420,080	(0.5%)	$ 1,612,650	$ 1,416,562	13.8%

(1) Results for the three and twelve months ended December 31, 2012 included realized and unrealized gains on the Company's investment in Knight Capital Group, Inc. of $13.4 million and $39.0 million, respectively. The after-tax impact was $0.05 and $0.14 per diluted share, respectively.

STIFEL

7

Brokerage Revenues

Quarter Ended Year Ended

($ in thousands) 12/31/12 12/31/11 % Change 9/30/12 % Change 12/31/12 12/31/11 % Change

Principal transactions:

Taxable debt $ 51,621 $ 48,882 5.6% $ 55,908 (7.7%) $ 216,793 $ 185,192 17.1%

Municipal debt 21,130 25,731 (17.9%) 24,412 (13.4%) 91,219 83,454 9.3%

Equities 11,527 7,920 45.5% 10,959 5.2% 52,057 34,837 49.4%

Other 13,430 11,430 17.5% 11,700 14.8% 48,415 39,730 21.9%

Total principal transactions $ 97,708 $ 93,963 4.0% $ 102,979 (5.1%) $ 408,484 $ 343,213 19.0%

Commissions 134,280 123,737 8.5% 127,966 4.9% 512,976 561,081 (8.6%)

Total brokerage revenues $ 231,988 $ 217,700 6.6% $ 230,945 0.5% $ 921,460 $ 904,294 1.9%

Non-Interest Expenses

Three months ended December 31, 2012

Quarter Ended % of Net revenues

($ in thousands) 12/31/12 12/31/11 % Change 9/30/12 % Change 12/31/12 12/31/11 9/30/12

Compensation and benefits 239,714 210,924 13.6% 247,964 (3.3%) 57.4% 59.1% 59.0%

Transitional pay (1) 22,499 17,819 26.3% 19,688 14.3% 5.4% 5.0% 4.7%

Total compensation and benefits 262,213 228,743 14.6% 267,652 (2.0%) 62.8% 64.1% 63.7%

Occupancy and equipment rental 34,075 31,967 6.6% 33,061 3.1% 8.2% 9.0% 7.9%

Communication and office supplies 19,795 19,391 2.1% 19,976 (0.9%) 4.7% 5.4% 4.8%

Commissions and floor brokerage 7,480 6,097 22.7% 8,031 (6.9%) 1.8% 1.7% 1.9%

Other operating expenses 33,200 25,654 29.4% 29,683 11.8% 7.9% 7.2% 7.0%

Total non-comp operating expenses 94,550 83,109 13.8% 90,751 4.2% 22.6% 23.3% 21.6%

Total non-interest expense 356,763 311,852 14.4% 358,403 (0.5%) 85.4% 87.4% 85.3%

(1)	Transition pay includes amortization of upfront notes, signing bonuses and retention awards.

[Graphic Appears Here]

Non-Interest Expenses

Year ended December 31, 2012

Year Ended % of Net revenues

($ in thousands) 12/31/12 12/31/11 % Change 12/31/12 12/31/11

Compensation and benefits 943,014 829,480 13.7% 58.5% 58.7%

Transitional pay (1) 80,929 70,941 14.1% 5.0% 5.0%

Total compensation and benefits 1,023,943 900,421 13.7% 63.5% 63.6%

Occupancy and equipment rental 130,247 121,929 6.8% 8.1% 8.6%

Communication and office supplies 80,941 75,589 7.1% 5.0% 5.3%

Commissions and floor brokerage 30,870 27,040 14.2% 1.9% 1.9%

Other operating expenses (2) 120,777 152,975 (21.0%) 7.5% 10.8%

Total non-comp operating expenses 362,835 377,533 (3.9%) 22.5% 26.6%

Total non-interest expense 1,386,778 1,277,954 8.5% 86.0% 90.2%

(1)	Transition pay includes amortization of upfront notes, signing bonuses and retention awards.

(2) Results for the year ended December 31, 2011 include litigation-related charges and merger-related expenses of $47.5 million pre-tax.

Segment Comparison

Quarter Ended Year Ended

% % % ($ in thousands) 12/31/12 12/31/11 Change 9/30/12 Change 12/31/12 12/31/11 Change Net revenues:

Global Wealth Management $ 255,084 $ 224,569 13.6% $ 251,728 1.3% $ 995,189 $ 908,158 9.6% Institutional Group (1) 165,056 134,229 23.0% 169,679 (2.7%) 618,536 507,397 21.9%

Other (2,310) (1,920) (20.3%) (1,327) (74.1%) (1,075) 1,007 (206.8%)

$ 417,830 $ 356,878 17.1% $ 420,080 (0.5%) $ 1,612,650 $ 1,416,562 13.8%

Operating contribution:

Global Wealth Management $ 69,282 $ 62,872 10.2% $ 68,370 1.3% $ 268,183 $ 235,382 13.9% Institutional Group (1) 21,490 10,773 99.5% 33,427 (35.7%) 96,167 63,269 52.0%

Other (2) (29,705) (28,619) 3.8% (40,120) (26.0%) (138,478) (160,043) (13.5%) $ 61,067 $ 45,026 35.6% $ 61,677 (1.0%) $ 225,872 $ 138,608 63.0%

(1)Results for the three and twelve months ended December 31, 2012  included realized and unrealized gains on the

Company’s investment in Knight Capital Group, Inc. of $13.4 million and $39.0 million, respectively. The after-tax impact was $0.05 and $0.14 per diluted share, respectively.

(2) Results for the year ended December 31, 2011 include previously disclosed litigation-related charges and merger-related expenses of $47.5 million pre-tax.

Global Wealth Management

Quarter Ended Year Ended

($ in thousands) 12/31/12 12/31/11 % Change 9/30/12 % Change 12/31/12 12/31/11 % Change

Commissions $ 93,045 $ 83,662 11.2% $ 89,393 4.1% $ 361,884 $ 371,046 (2.5%)

Principal transactions 54,747 53,700 1.9% 58,801 (6.9%) 228,221 209,962 8.7%

Asset management & service fees 68,631 55,691 23.2% 62,871 9.2% 257,257 228,045 12.8%

Net interest 21,195 17,602 20.4% 22,283 (4.9%) 79,358 57,188 38.8%

Investment banking 10,906 4,015 171.6% 13,347 (18.3%) 45,254 20,475 121.0%

Other income 6,560 9,899 (33.7%) 5,033 30.3% 23,215 21,442 8.3%

Net revenues 255,084 224,569 13.6% 251,728 1.3% 995,189 908,158 9.6%

Compensation and benefits 147,029 125,053 17.6% 146,882 0.1% 578,652 528,835 9.4%

Non-comp operating expenses 38,773 36,644 5.8% 36,476 6.3% 148,354 143,941 3.1%

Total non-interest expenses 185,802 161,697 14.9% 183,358 1.3% 727,006 672,776 8.1%

Income before income taxes $ 69,282 $ 62,872 10.2% $ 68,370 1.3% $ 268,183 $ 235,382 13.9%

Ratios to net revenues :

Compensation and benefits 57.6% 55.7% 58.3% 58.1% 58.2%

Non-comp operating expenses 15.2% 16.3% 14.5% 14.9% 15.8%

Income before income taxes 27.2% 28.0% 27.2% 27.0% 26.0%

Stifel Bank & Trust

(an operating unit of GWM)

For the Three Months Ended Year Ended

12/31/12 12/31/11 % Change 9/30/12 % Change 12/31/12 12/31/11 % Change

(in 000s, except percentages)

Net revenues $ 22,551 $ 19,449 15.9 $ 22,310 1.1 $ 79,877 $ 58,054 37.6

Income before income taxes 15,977 14,621 9.3 18,063 (11.5) 60,212 40,943 47.1

As of As of

12/31/12 12/31/11 % Change 9/30/12 % Change

Assets $ 3,652,633 $ 2,275,729 60.5 $ 3,228,021 13.2

Investment securities 2,332,058 1,403,522 66.2 2,133,494 9.3

Retained loans, net 822,711 631,173 30.3 746,120 10.3

Loans held for sale 214,531 131,754 62.8 209,358 2.5

Deposits 3,346,133 2,071,738 61.5 2,923,671 14.4

Allowance as a percentage of loans 0.99% 0.83% 0.85%

Non-performing assets as a percentage of

total assets 0.06% 0.14% 0.07%

Institutional Group

($ in thousands)	Quarter Ended 12/31/12	12/31/11	% Change	9/30/12	% Change	Year Ended 12/31/12	12/31/11	% Change
Commissions	$ 41,235	$ 40,076	2.9%	$ 38,574	6.9%	$ 151,093	$ 190,036	(20.5%)
Principal transactions	42,961	40,263	6.7%	44,178	(2.8%)	180,263	133,251	35.3%
Investment banking	64,940	52,059	24.7%	59,591	9.0%	241,331	179,108	34.7%
Other [(1)]	15,920	1,831	*	27,336	(41.8%)	45,849	5,002	*
Net revenues	165,056	134,229	23.0%	169,679	(2.7%)	618,536	507,397	21.9%
Compensation and benefits	108,371	89,497	21.1%	104,913	3.3%	392,062	323,503	21.2%
Non-comp operating expenses	35,195	33,959	3.6%	31,339	12.3%	130,307	120,625	8.0%
Total non-interest expenses	143,566	123,456	16.3%	136,252	5.4%	522,369	444,128	17.6%
Income before income taxes	$ 21,490	$ 10,773	99.5%	$ 33,427	(35.7%)	$ 96,167	$ 63,269	52.0%
***Ratios to net revenues*:**								
Compensation and benefits	65.7%	66.7%		61.8%		63.4%	63.8%	
Non-comp operating expenses	21.3%	25.3%		18.5%		21.1%	23.7%	
Income before income taxes	13.0%	8.0%		19.7%		15.5%	12.5%	

* Percentage not meaningful.

(1) Includes net interest and other income. Other income for the three and twelve months ended December 31, 2012 included realized and unrealized gains on the Company's investment in Knight Capital Group, Inc. of $13.4 million and $39.0 million pre-tax, respectively,.

STIFEL

14

Institutional Group Revenues

Quarter Ended Year Ended

($ in thousands) 12/31/12 12/31/11 % Change 9/30/12 % Change 12/31/12 12/31/11 % Change

Institutional brokerage:

Equity $ 41,805 $ 40,598 3.0% $ 37,956 10.1% $ 162,399 $ 181,876 (10.7%)

Fixed income 42,391 39,741 6.7% 44,796 (5.4%) 168,957 141,411 19.5%

84,196 80,339 4.8% 82,752 1.7% 331,356 323,287 2.5%

Investment Banking:

Capital raising

Equity 19,830 10,109 96.2% 17,527 13.1% 86,558 77,495 11.7%

Fixed income 18,466 13,222 39.7% 14,859 24.3% 58,689 26,490 121.6%

38,296 23,331 64.1% 32,386 18.2% 145,247 103,985 39.7%

Advisory fees 26,644 28,728 (7.3%) 27,205 (2.1%) 96,084 75,123 27.9%

Investment banking 64,940 52,059 24.7% 59,591 9.0% 241,331 179,108 34.7%

Other (1) 15,920 1,831 * 27,336 (41.8%) 45,849 5,002 *

Total net revenue $ 165,056 $ 134,229 23.0% $ 169,679 (2.7%) $ 618,536 $ 507,397 21.9%

* Percentage not meaningful.

(1) Includes net interest and other income. Other income for the three and twelve months ended December 31, 2012 included realized and unrealized gains on the Company’s investment in Knight  Capital Group, Inc.

of $13.4 million and $39.0 million pre-tax, respectively.

Financial Condition

Capital Structure

As of December 31, 2012

(in thousands, except ratios)

($ in thousands)

Total Assets $ 6,966,140

Stockholders’ Equity $ 1,494,661

Corporate indebtedness 383,992

Debentures to Stifel Financial Capital Trusts II, III, & IV 82,500

Total Capitalization $ 1,961,153

Ratios:

Debt to Equity(1) 31.2%

Leverage Ratio(2) 3.6x

Equity Capitalization(3) 4.7x

(1) Debt to equity ratio includes the debentures to Stifel Financial Capital Trusts ($82.5m), non-recourse debt ($59.0m), and Senior Notes ($325.0m) divided by stockholders’equity.

(2) Leverage ratio = total assets divided by total capitalization. (3) Equity capitalization = total assets divided by stockholders’equity.

Other Financial Data

As of As of

12/31/12 12/31/11 % Change 9/30/12 % Change

Total assets (000s):

Stifel Nicolaus & Stifel Financial $ 3,313,507 $ 2,676,171 23.8% $ 2,911,509 13.8%

Stifel Bank 3,652,633 2,275,729 60.5% 3,228,021 13.2%

Total assets $ 6,966,140 $ 4,951,900 40.7% $ 6,139,530 13.5%

Total shareholders’ equity (000s):

Stifel Nicolaus & Stifel Financial $ 1,226,824 $ 1,108,063 10.7% $ 1,176,935 4.2%

Stifel Bank 267,837 194,042 38.0% 250,189 7.1%

Total shareholders’ equity $ 1,494,661 $ 1,302,105 14.8% $ 1,427,124 4.7%

Leverage ratio:

Stifel Nicolaus & Stifel Financial 2.0 2.2 (12.9%) 2.0 (3.6%)

Stifel Bank 13.6 11.7 16.2% 12.9 5.7%

Total leverage ratio 3.6 3.6 (0.7%) 3.6 (2.5%)

Book value per share $ 27.24 $ 25.10 8.5% $ 26.62 2.3%

Financial advisors 2,041 1,987 2.7% 2,036 0.2%

Full -time associates 5,343 5,097 4.8% 5,266 1.5%

Locations 340 320 6.3% 338 0.6%

Total client assets (000s) $ 137,855,000 $ 122,466,000 12.6% $ 136,015,000 1.4%

(1) Includes 151, 154 and 154 independent contractors as of December 31, 2012, December 31, 2011 and September 30, 2012.

(2) Includes money-market and FDIC-insured balances. Prior period amounts have been adjusted to conform to the current period presentation.

19

Level 3 Assets

Carrying Value

($ in thousands) 12/31/12 12/31/11

(1)

Auction Rate Securities (ARS) $ 163,112 $ 181,801

Stifel Bank & Trust Investments 5,839 12,000

Trading Securities 583 3,742

Other Investments (2) 37,297 37,033

Level 3 assets (excluding ARS) 43,719 52,775

Total Level 3 assets $ 206,831 $ 234,576

Percentage of Equity 14.3% 18.0%

Percentage of Equity (excluding ARS) 3.0% 4.1%

(1) Includes $84.6 million and $66.9 million, respectively, of ARS held at Stifel Bank & Trust. (2) Includes $30.5 million and $30.2 million, respectively, of investments in private equity funds.

KBW

Merger

KBW Merger

Integration Update

Closed the merger February 15, 2013

Tom Michaud and Michael Zimmerman joined Stifel’s Board of Directors

Key employees remain with the firm

Report core vs. non?core going forward as contracts roll off until  the integration is complete

KBW Merger

(Private Client) (Bank & Trust) (Institutional)

Global Wealth Management Middle-Market Experts

Private Client Award-winning Research

Stifel Bank & Trust Institutional Equity & Fixed

Income Brokerage

Customer Financing Equity & Fixed Income Capital

Asset Management Raising

M&A Advisory

Revenues ($MM) Global Wealth Institutional KBW

4Q12 $ 255.1 $ 165.1 $ 70.6

2012 $ 995.2 $ 618.5 $ 245.8

[Graphic Appears Here]

Financial Institution Experts

Focused Research

Focused M&A Advisory

Focused Institutional Equity Brokerage

Focused Equity & Fixed Income Capital Raising

Pro Forma Total

$490.8

$1,859.5

Stifel Branding

Branding

Stifel.com Redesign Commercials

Target:

Stifel Clients and Financial Advisors

Channels:

CNBC and Bloomberg TV

Commencing:

February 25, 2013

Q&A